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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 27, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-100675                 36-4509743
----------------------------        --------------           -------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)

      60 Wall Street
        New York, NY                                                10005
----------------------------                                 -------------------
   (Address of Principal                                          (Zip Code)
    Executive Offices)


Registrant's telephone number, including area code, is (212) 250-7010



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                                       -2-


Item 5.  OTHER EVENTS.

Description of the Mortgage Pool

          On February 27, 2004, the Registrant caused the issuance and sale of approximately $271,405,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-2 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of February 1, 2004, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and HSBC Bank USA, as trustee.







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                                       -3-



Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                     (a)      Not applicable

                     (b)      Not applicable

                     (c)      Exhibits:

             1. Pooling and Servicing Agreement, dated as of February 1, 2004 among Deutsche Mortgage Securities, Inc., as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator, and HSBC Bank USA, as trustee.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 27, 2004


                                           DEUTSCHE MORTGAGE SECURITIES, INC.


                                           By: /s/ Michael Commaroto
                                               -------------------------------
                                           Name: Michael Commaroto
                                           Title:   President


                                           By: /s/ Steve Katz
                                               -------------------------------
                                           Name:   Steve Katz
                                           Title:  Vice President





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                                       -5-

                                  EXHIBIT INDEX



                  Item 601(a) of      Sequentially
                  Regulation S-K      Numbered
Exhibit Number    Exhibit No.         Description                          Page
--------------    -----------         -----------                          ----
1                 4                   Pooling and Servicing Agreement,      5
                                      dated as of February 1, 2004
                                      among Deutsche Mortgage
                                      Securities, Inc. as depositor,
                                      Wells Fargo Bank Minnesota,
                                      National Association as master
                                      servicer and securities
                                      administrator and HSBC Bank USA
                                      as trustee.




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                                       -6-


                                    EXHIBIT 1